U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 6, 2010

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 6, 2010, Emeritus Corporation (the “Company”) issued a press release announcing that the Company’s previously announced joint venture with affiliates of The Blackstone Group and Columbia Pacific Advisors closed its purchase transaction to acquire 132 communities formerly operated by affiliates of Sunwest Management, with closing of 12 additional communities deferred until a later date.  The Company has assumed operation of 143 of the 144 total communities pursuant to management agreements.  The press release is attached hereto as Exhibit 99.1.  Detailed information on the joint venture has previously been disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2010.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                Description

99.1                  Press Release dated August 6, 2010, entitled EMERITUS AND BLACKSTONE JOINT VENTURE ACQUIRES 132 SUNWEST COMMUNITIES, EMERITUS ASSUMES OPERATION OF 143 COMMUNITIES

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 6, 2010		EMERITUS CORPORATION

	By:	/s/ Robert C. Bateman
Robert C. Bateman, Executive Vice President—Finance
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                Description

99.1	Press Release dated August 6, 2010, entitled EMERITUS AND BLACKSTONE JOINT VENTURE ACQUIRES 132 SUNWEST COMMUNITIES, EMERITUS ASSUMES OPERATION OF 143 COMMUNITIES